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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934



                         Date of Report: July 11, 1996



                          AirTouch Communications, Inc.



   Delaware                         1-12342                      94-3213132
(State or other                (Commission File                 (IRS Employer
jurisdiction of                     Number)                  Identification No.)
incorporation)



             One California Street, San Francisco, California 94111
   (Address of principal executive offices)                     (Zip Code)

Registrant's telephone number, including area code:  (415) 658-2000



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Item 7.  Financial Statements and Exhibits

(c) Exhibits.

Exhibit 1.1 Underwriting Agreement dated July 11, 1996 among AirTouch Communications, Inc., Lehman Brothers Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities Inc. and Salomon Brothers Inc.

Exhibit 4.1       Second Supplemental Indenture between AirTouch
                  Communications, Inc. and The First National Bank of Chicago, as Trustee.

Exhibit 4.2       Form of 7 1/8% Note Due 2001.


Exhibit 4.3       Form of 7 1/2% Note Due 2006.

Exhibit 5.1       Opinion of Counsel.


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                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                          AIRTOUCH COMMUNICATIONS, INC.



                          By:  /s/ Mohan S. Gyani
                               ------------------
                               Mohan S. Gyani
                               Executive Vice President and
                               Chief Financial Officer



Date:    July 12, 1996




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Exhibit Index

Exhibit 1.1 Underwriting Agreement dated July 11, 1996 among AirTouch Communications, Inc., Lehman Brothers Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities Inc. and Salomon Brothers Inc.

Exhibit 4.1       Second Supplemental Indenture between AirTouch
                  Communications, Inc. and The First National Bank of Chicago, as Trustee.

Exhibit 4.2       Form of 7 1/8% Note Due 2001.


Exhibit 4.3       Form of 7 1/2% Note Due 2006.

Exhibit 5.1       Opinion of Counsel.



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